AMERINDO
TECHNOLOGY FUND



Semi-Annual Report
June 30, 1998

TABLE OF CONTENTS


SHAREHOLDER LETTER                                                             1

ECONOMIC OUTLOOK                                                               3

SCHEDULE OF INVESTMENTS                                                        7

STATEMENT OF ASSETS AND LIABILITIES                                            8

STATEMENT OF OPERATIONS                                                        9

STATEMENT OF CHANGES IN NET ASSETS                                            10

NOTES TO FINANCIAL STATEMENTS                                                 11

FINANCIAL HIGHLIGHTS                                                          15

August, 1998


Dear Shareholder:

         We are pleased to report to our shareholders that the Amerindo Technology Fund posted a total return of 28.49% for the six months ended June 30, 1998. The Fund achieved positive performance of 16.42% and 10.37% for the quarters ended March 31, and June 30, 1998, respectively.

         We made some minor adjustments over the last six months to increase our weightings in Internet, software and networking companies, which we believe represent better opportunities for our shareholders going forward. Changes in valuations created an opportunity to reduce slightly the weightings in several biotechnology companies. Demand for Internet related services continues to experience exponential growth, which has contributed to the strong returns the Fund achieved in the last six months.

         We were not that surprised at the correction the broad market sustained after the second quarter closed, since it had long been apparent that large cap stocks were being extremely highly valued on a p/e to growth basis, at a time when corporate earnings were slowing down rather sharply. This however, is not the case with emerging technology companies, which are showing strong relative earnings gains in the face of historically cheap valuations.

         The Fund has a good representation in companies that we believe have excellent prospects of outperforming the broad market in an overall lackluster environment where S&P 500 earnings growth is being hampered by a very mature economic cycle and serious international problems. The exceptionally strong earnings gains of emerging technology growth stocks is due to the rapid unfolding of the next generation of computing that is centered around the Internet. This will mark the third generation of computing in 40 plus years following mainframes in the 1960s, and PCs in the early 1980s.

         Overall, the past six months have proved to be a strong period for emerging technology stocks which had been out of synch with the broad bull market for the prior two years. As discussed in our previous letters, we believe shareholders will be handsomely rewarded in the months and years ahead.

         Because we believe our stocks are at a historic level of undervaluation relative to the strong business fundamentals of the portfolio companies, the Fund recently opened the Class A shares to investors. Notwithstanding the various positives that led to this decision, it bears repeating that the Amerindo Technology Fund is designed for long term investors who can accept above average levels of price fluctuations, and who understand that volatility is inherent to high performance growth stock investing. Emerging technology stocks can be subject to rapidly shifting sentiment accompanied by price dislocations during short term market upheavals.

AMERINDO TECHNOLOGY FUND



/s/ ALBERTO W. VILAR                  /s/ GARY A. TANAKA
--------------------                  ------------------

Alberto W. Vilar                      Gary A. Tanaka

ECONOMIC OUTLOOK

         A series of global shocks from Indonesia, Russia and Japan, plus continued currency turmoil in Asia, once again disrupted world equity markets. The US economy slowed sharply in the second quarter as a result of weakness in net exports, a moderate pace of inventory building and the General Motors strike. With GM, IBM, Boeing and Hewlett Packard sending out distress signals, it is rather obvious that some key parts of the American economy are under pressure. Fortunately, by early July, fears of a financial crisis overseas started to abate as a result of US-led global crisis management and constructive domestic political developments in Japan and Russia. Because of the recessions in Asia, monetary policy around the world has been accommodative. The current impact of Asia on the US economy is frankly mixed; in the US 12% of GDP is export-related, which has suffered, while 25% is interest sensitive, which has benefited from lower interest rates. At this stage, it is not very likely that policy makers have seen the last of crisis manipulation exercises.

         Interest rates and liquidity generally seem to be of more concern to the market than earnings. Long term interest rates have fallen substantially over the past year. Significant flows of public and private money into the financial system have been the major force behind the bull market. A narrow band of stocks has continued to lead the major indices to new highs; the top quintile was up 28% and accounted for 18.5 percentage points of the index's 23% appreciation through mid-July. The second quintile was also a factor, appreciating 18.6% and accounting for 3.1 percentage points of the total. This means that more funds are becoming de facto index funds. The current infatuation with quasi-indexing should ultimately derail over slowing profits, rising levels of competition and tight labor markets for large cap stocks, as well as the relative cheapness and superior earnings gains of small capitalization stocks. A tug-of-war could develop in the second half of this year between the hope of economic improvement in 1999 and the reality that the South East Asia situation is not getting any better. Notwithstanding all the headline press Asia has generated, there is reason to believe that after more than 20 years of stagnation, a far more important economic variable, real wages, should start to rise. This should not be inflationary because technological improvements and cost-cutting permit firms to raise wages without seeing their profit margins squeezed. Two additional positives have also emerged lately: big fiscal surpluses at the Federal, State, and local levels could lead to tax cuts, while strong stock and housing prices should continue to encourage robust consumer spending.

         Two seminal events took place in the second quarter in technology, notwithstanding the sizable correction small cap stocks underwent in April. AT&T announced a $47 billion merger with TCI, a large cable company, and the consumer-oriented Internet stocks attracted a lot of market focus. In our mind, these two disparate, but not totally unrelated, events provided major validation of our long-standing thesis that computing and telecommunications will converge around the Internet something we have been intimating for the past several years.

         The digital revolution is really only just beginning. Growth should accelerate in the coming years not only in the IT (Information Technology) sector itself, but across all sectors of the economy, as the number of people connected to the Internet multiplies and its commercial use grows exponentially. This growth will be driven by four types of economic activity:

* BUILDING OUT THE INTERNET. 100 million people in 1998 around the world use the Internet. Some experts believe that one billion people may be connected to the Internet by early next century.

* ELECTRONIC COMMERCE (E-COMMERCE) AMONG BUSINESSES. Businesses began significant use of the Internet for commercial transactions with their business partners about two years ago. Early users already report appreciable productivity improvements from using electronic networks to create, buy, distribute, sell, and service products and services. We stated three years ago that the Internet might be used for more than $300 billion worth of commerce between businesses in the next few years.

* DIGITAL DELIVERY OF GOODS AND SERVICES. Software programs, newspapers, and music CDs no longer need to be packaged and delivered to stores, homes or kiosks. They can be delivered electronically over the Internet. Airline ticket and securities transactions over the Internet already occur in large numbers. Other industries such as consulting services, entertainment, banking and insurance, education and health care are promoting the use of the Internet to change dramatically their business approach. Over time, the sale and transmission of goods and services electronically is likely to be the largest and most visible driver of the new digital economy.

* RETAIL SALE OF TANGIBLE GOODS. The Internet can also be used to order tangible goods and services that are traditionally produced, stored and physically delivered. Though Internet sales are less than one percent of total retail sales today, sales of certain products such as computers, software, cars, books and flowers are growing rapidly.

         It should not be understated that AT&T spent $47 billion to provide Internet access to consumer homes through cable, which is far more suited to Internet access than is the traditional copper telephone line. The merger was a strong endorsement of the broadband cable network as a critical strategic communications industry asset. It is also a powerful specific acceptance of the viability of IP based cable telephony. This implies that AT&T will likely undertake to provide telephone services over cable wires because they need high-bandwidth, IP connectivity to the home. What America Online and the so-called pre-eminent "portal" companies like Yahoo! have demonstrated is that there is a huge market in developing and increasing the scope of consumer relationships. There is tremendous potential to make incremental revenue from the consumer by being the destination by which customers get their e-mail, host their personal web sites and organize their content. US companies spend some $300 billion per year in advertising and direct marketing; less than one-third of one percent of that money is spent on the Internet today. The mechanism by which an Internet portal company could substantially increase its revenue is by owning the communications relationship with the customer and in effect becoming the gateway for immediate delivery that allows them to participate in advertising, direct marketing and e-commerce. By owning the high-bandwidth pipe to the home, through their cable company, AT&T can compete for customers with America Online, Yahoo!, and others.

         The same day that AT&T announced its intention to acquire TCI, the new Chairman of the FCC, William Kennard, indicated a 180 degree shift in policy, which will have a major impact on the development of broadband services by the telcos. Kennard suggested that there should be no price regulation for residential high-speed data services. This is a reversal of the Deregulation Act that called for the unbundling of network elements for resale to competitors such as CLECs (Competitive Local Exchange Carriers). This is an extremely significant change. Under the current regulated environment, RBOCs (Regional Bell Operating Companies) would undertake the expense of deploying tens of millions of high-speed lines only to have the FCC force them to resell these lines to competitors at a 20% to 30% discount to the tariffed rates that the FCC and states determine. In other words, under the existing regulatory environment, they were being asked to spend tens of billions of dollars up front for an uncertain payout. This explains why the RBOCs have been dragging their feet in the face of huge, pent-up demand for high-speed services. Furthermore, Kennard suggested that in order to encourage the RBOCs to invest, they should be free from regulation in data services. In return, the RBOCs have to give unrestricted access to copper loops and co-location space in their central offices to other competitors.

         It was not that long ago that Amerindo first ventured that by the year 2000 several hundred million people worldwide would be on the Internet. We also suggested that e-commerce could become a $300 billion industry. Recent developments hint that while these early estimates initially appeared to be way off the mark, they will ultimately not be that far off. The principle factor inhibiting Internet growth has been the speed of transmission, or bandwidth. A number of new technologies are going to make rapid access to the Internet soon become a reality. These technologies include cable; digital set top boxes and DSL (digital subscriber line) for the RBOCs.

         The above developments are key tenets of a major investment theme that we have held for some time. This explains why we are very constructive on emerging technology over the next several years. We believe that the world of computing is entering its "Third Generation", or "Paradigm", in some 40 years. The First Generation took place between 1960-1985 and was entirely host-based, which meant mainframe computers largely dominated by IBM. The Second Generation took place between 1985-1995. This was known as client/server computing, and is still the dominant form of computing today. During this extended period, almost one trillion dollars in new market technology capitalizations was created. By our reckoning, 1997 could well be the start of the Third Generation, which we are calling Distributed Object Computing. For all intents and purposes, this is effectively Internet-centric computing, where everything is web-enabled, through very high-speed telecom. We think there is sufficient likelihood that this Third Generation will generate a further trillion dollars in market technology capitalization, except that in this instance it will be in far less than 13 years. It could literally happen in half that time.

         In summary, the forthcoming explosion in Internet-related technology is coincident to a period when emerging stocks are selling at historically cheap valuations, both on an absolute and relative basis to large capitalization stocks. The earnings of emerging growth companies are expected to grow this and next year at vastly superior rates of earnings growth to large cap stocks, which are being impacted by the age of the advanced business cycle and the slowdown induced by the South East Asian economic turmo il. The key valuation metric for all growth stock investors is the ratio of the p-e (price to earnings ratio) to the growth rate of the company's earnings. Today, the broad market sells at an astounding ratio of over 3.0 times its growth, versus a ratio of about .75 for small cap tech stocks. We believe this unprecedented disparity in valuation is unsustainable and will narrow in favor of the emerging growth stocks which are poised for extended rapid earnings growth.

AMERINDO TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)
COMMON STOCKS - 86.16%


                                                              MARKET
              SHARES                                          VALUE

              50,000+ Arbor Software Corporation           $1,571,875
              49,000+ Artisan Components, Inc.                661,500
              45,000+ Avant! Corporation                    1,113,750
              32,500+ CIENA Corporation                     2,262,812
             112,500+ Cygnus, Inc.                          1,174,219
              40,000+ Ergo Science Corporation                142,500
              25,000+ GelTex Pharmaceuticals, Inc.            465,625
              27,500+ IDEC Pharmaceuticals Corporation        647,969
              80,000+ MMC Networks, Inc.                    2,550,000
             100,001+ Objective Systems Integrators, Inc.     737,507
             180,000+ PeopleSoft, Inc.                      8,460,000
              95,000+ Seibel Systems, Inc.                  3,063,750
             110,000+ The Vantive Corporation               2,255,000
             120,000+ Xylan Corporation                     3,577,500
              75,000+ Yahoo! Inc.                          11,812,500
                                                           ----------

                     TOTAL INVESTMENTS
                      (Cost $26,170,625)         86.16%    40,496,507

                     OTHER INVESTMENTS LESS
                      LIABILITIES                13.84%     6,502,882
                                                          -----------

                     TOTAL NET ASSETS           100.00%   $46,999,389
                                                          ===========


(1) Federal Tax Information: At June 30, 1998 the net unrealized appreciation based on cost for Federal Income tax purposes of $26,170,625 was as follows:
Aggregate gross unrealized appreciation for
     all investments in which there was an
     excess of value over cost                            $17,527,694
Aggregate gross unrealized depreciation for
     all investments in which there was an excess
     of cost over value                                    (3,201,812)
                                                          -----------
     Net unrealized appreciation                          $14,325,882
                                                          ===========

+Non-income producing security



   The accompanying notes are an integral part of these financial statements.

AMERINDO TECHNOLOGY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)


ASSETS:
Investments in securities, at value
  (cost $26,170,625) (Note 2)                                      $ 40,496,507
Receivable for fund shares sold                                          58,317
Receivable for securities sold                                        6,847,117
Deferred organization expenses
  (Note 2 )                                                             176,256
Other assets                                                             59,333
                                                                   ------------
  Total Assets                                                       47,637,530

LIABILITIES:
Due to custodian bank                                                   369,345
Payables:
  Fund shares redeemed                          $    127,589
  Advisory fees, net (Note 4)                        115,149
  Distribution fees (Note 5)                           6,329
  Other payables and accrued expenses                 19,729            268,796
                                                ------------
  Total Liabilities                                                     638,141
                                                                   ------------

  Net Assets                                                       $ 46,999,389
                                                                   ============

NET ASSETS CONSIST OF:
  Capital stock, $.001 par value;
   unlimited shares authorized;
   4,966,542 shares outstanding                                    $      4,966
  Additional paid in capital                                         45,927,182
  Accumulated net investment loss                                    (1,473,210)
  Accumulated net realized loss from
   investment transactions                                          (11,785,431)
  Net unrealized appreciation on investments                         14,325,882
                                                                    -----------
Net Assets                                                         $ 46,999,389
                                                                   ============

Net asset value, redemption and offering price per share
          ($46,999,389/4,966,542 shares of capital stock
          outstanding) (Note 6)                                    $       9.46
                                                                   ============




   The accompanying notes are an integral part of these financial statements.

AMERINDO TECHNOLOGY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME:
Income                                                              $     1,322

Expenses:
 Investment advisory fees (Note 4)                 $310,898
 Distribution fees (Note 5)                          51,816
 Interest expense                                    41,824
 Administration and accounting fees                  32,814
 Registration fees                                   29,753
 Amortization of organization
  expenses (Note 2 )                                 27,769
 Directors' fees and expenses                        27,273
 Professional fees                                   24,415
 Printing expense                                    23,222
 Transfer agent fees                                  7,472
 Custodian fees                                       7,187
 Miscellaneous                                        8,213
                                                -----------
 Total expenses                                     592,656
                                                -----------

Less:
 Reimbursed expenses (Note 4)                      (126,290)
                                                -----------
 Net expenses                                                           466,366
                                                                    -----------
 Net investment loss                                                   (465,044)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS:
(Note 2)
Net realized gain from investment transactions                          236,764
Net change in unrealized appreciation of investments                 11,001,990
                                                                    -----------
Net realized and unrealized gain on investments                      11,238,754
                                                                    -----------
Net increase in net assets resulting from operations                $10,773,710
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

AMERINDO TECHNOLOGY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                           FOR THE
                                                       SIX MONTHS ENDED         FOR THE
                                                        JUNE 30, 1998         YEAR ENDED
                                                          (UNAUDITED)      DECEMBER 31, 1997
                                                          -----------      -----------------

Net investment loss                                     $   (465,044)      $   (913,952)
Net realized gain (loss) from investment transactions        236,764        (12,022,195)
Net change in unrealized appreciation of investments      11,001,990          6,906,137
                                                        ------------       ------------
Net increase (decrease) in net assets resulting
    from operations                                       10,773,710         (6,030,010)
Net capital share transactions (Note 6 )                  (3,965,477)        12,011,486
Net increase in net assets                                 6,808,233          5,981,476

NET ASSETS:
Beginning of period                                       40,191,156         34,209,680
                                                        ------------       ------------
End of period                                           $ 46,999,389       $ 40,191,156
                                                        ============       ============


   The accompanying notes are an integral part of these financial statements.

AMERINDO TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
(UNAUDITED)

NOTE 1. ORGANIZATION

         The Amerindo Technology Fund (the "Fund") is a series of the Amerindo Funds Inc., a Maryland Corporation incorporated on February 6, 1996. The Fund is an open-end, non-diversified management investment company under the Investment Company Act of 1940, authorized to issue an unlimited number of shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies.

         The Fund offers two classes of shares to investors, Class A and Class D shares. Class A shares are sold subject to an initial sales load of up to 4.00% with a minimum investment of $10,000. Class D shares are sold without an initial sales load with a minimum investment of $150,000.

         The Fund is the only current series of the Amerindo Funds Inc.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

         SECURITY VALUATION Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors (the "Board"), including use of an independent pricing service or services whi ch use prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions.

         SHORT TERM Investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

         FEDERAL INCOME TAXES The Fund intends to qualify as a "regulated investment company" under the IRC. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

         DIVIDENDS AND DISTRIBUTIONS The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

         ORGANIZATION EXPENSES During its organization and initial registration with the Securities and Exchange Commission ( the "SEC"), the Fund incurred organization expenses of $279,807. The Fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Funds' commencement of operations. During the six months ended June 30, 1998, $27,769 was amortized.

         OTHER The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 3. PURCHASES AND SALES OF SECURITIES

         The cost of purchases and sales of investment securities (other than short-term investments), for the six months ended June 30, 1998, aggregated $8,418,967 and $ 20,285,597, respectively.

NOTE 4.  INVESTMENT ADVISORY AGREEMENT

         The Fund has an agreement with Amerindo Investment Advisors Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated to serve as investment advisor and manager. Under the terms of the agreement, a monthly fee is paid to the investment advisor based on 1/12th of 1.50% (1.50% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Board.

         The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the
Fund) over 2.25% of the average daily net asset value of the Class D shares of the Fund.

         For the six months ended June 30, 1998, the Advisor earned advisory fees of $310,898 and reimbursed the Fund $126,290 in expenses.

         The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing, fund accounting, and administrative services to the Fund. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's registration statement under federal and state laws. Costs incurred totaled $40,286 for the six months ended June 30, 1998.

NOTE 5. DISTRIBUTION FEES

         The Board of Directors has adopted a distribution plan applicable to the Fund under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. Pursuant to the Plan, registered broker-dealers and qualified recipients will be reimbursed by the Fund for distribution expenditures up to a limit of 0.50% of 1% and 0.25% of 1% on Class A Shares and Class D Shares, respectively.

NOTE 6.  FUND SHARE TRANSACTIONS

         At June 30, 1998 there was an unlimited number of shares of $0.001 par value capital stock authorized. Transactions in capital stock during the six months ended June 30, 1998 and for the year ended December 31, 1997 were as follows:

                                                  FOR THE                        FOR THE
                                               SIX MONTHS ENDED                YEAR ENDED
                                                JUNE 30, 1998               DECEMBER 31, 1997
                                                -------------               -----------------
                                           SHARES        AMOUNT           SHARES         AMOUNT
                                           ------        ------           ------         ------
Shares sold                               178,976    $  1,431,449       3,158,607    $ 22,631,789
Shares issued for reinvestment
 dividends and distribution
 from realized gains                            0               0               0               0
Shares redeemed (net of redemption
 fees retained of $11,529 and
 $145,946, respectively)                 (667,938)     (5,396,926)     (1,501,986)    (10,620,303)
                                         --------     -----------       ---------    ------------
Net increase (decrease)                  (488,962)   ($ 3,965,477)      1,656,621    $ 12,011,486
                                         ========     ===========       =========    ============


AMERINDO TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   FOR THE PERIOD
                                                                FOR THE                           OCTOBER 29, 1996
                                                            SIX MONTHS ENDED       FOR THE        (COMMENCEMENT OF
                                                            JUNE 30, 1998         YEAR ENDED    OPERATIONS) THROUGH
                                                             (UNAUDITED)      DECEMBER 31, 1997   DECEMBER 31, 1996
                                                             -----------      -----------------   -----------------

Net asset value, beginning of period                         $  7.37             $   9.00          $    10.00
                                                             -------             --------          ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                            (0.09)               (0.16)              (0.04)
Net realized and unrealized gain (loss) on
  investments                                                   2.18                (1.47)              (0.96)
                                                             -------             --------          ----------
Total from investment operations                                2.09                (1.63)              (1.00)
                                                             -------             --------          ----------

LESS DISTRIBUTIONS:
Dividends from net investment income                            0.00                 0.00                0.00
Distributions from realized gains from
  security transactions                                         0.00                 0.00                0.00
                                                             -------             --------          ----------
Total distributions                                             0.00                 0.00                0.00
                                                             -------             --------          ----------

Net asset value, end of period                               $  9.46             $   7.37          $     9.00
                                                             =======             ========          ==========

Total return**                                                 65.44%*             (18.11%)            (45.69%)*

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's)                           46,999               40,191              33,854
Ratio of expenses to average net assets                         2.86%*               2.83%               3.82%*
Ratio of expenses to average net assts, net
        of reimbursement                                        2.25%*               2.25%               2.25%*
Ratio of net investment income (loss) to
        average net assets                                     (2.85%)*             (2.83%)              (3.82%)*
Portfolio turnover rate                                        20.06%              355.21%                0.00%

  * Annualized
** Based on net asset value per share


   The accompanying notes are an integral part of these financial statements

Investment Advisor
Amerindo Investment Advisors Inc.
San Francisco, California/New York, New York

Administrator and
Transfer and Dividend Agent
American Data Services, Inc.
Hauppauge, New York

Distributor
ADS Distributors, Inc.
Hauppauge, New York

Custodian
The Northern Trust Company
Chicago, Illinois

Legal Counsel
Battle Fowler LLP
New York, New York

Independent Auditors
Morrison, Brown, Argiz & Company
Miami, Florida


1-888-TECH FUND
www.amerindo.com